© 2015 Knoll Inc. Knoll, Inc. Fourth Quarter 2016 Investor Presentation Andrew Cogan, President & CEO Craig Spray, SVP & CFO November 14, 2016 Introducing Vladimir Kagan at HOLLY HUNT London

2 © 2016 Knoll Inc. Forward-Looking Statements/Non-GAAP Measures This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding Knoll, Inc.’s expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations , as well as statements that include words such as "anticipate," "if," "believe," "plan," "goals," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements. This includes, without limitation, our statements and expectations regarding any current or future recovery in our industry, our publicly announced plans for increased capital and investment spending to achieve our long-term revenue and profitability growth goals, our expectations with respect to our diversification strategy, our future performance in relation to our industry (BIFMA), and our expectations with respect to leverage. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the expectations of Knoll management. Knoll does not undertake a duty to update such forward- looking statements. Factors that may cause actual results to differ materially from those in the forward-looking statements include corporate spending and service-sector employment, price competition, acceptance of Knoll’s new products, the pricing and availability of raw materials and components, foreign exchange rates, transportation costs, demand for high quality, well designed furniture solutions, changes in the competitive marketplace, changes in trends in the market for furniture and coverings, the financial strength and stability of our suppliers, customers and dealers, access to capital, our success in designing and implementing our new enterprise resource planning system, our ability to successfully integrate acquired businesses, and other risks identified in Knoll’s Annual Report on Form 10-K and other filings with the Securities and Exchange Commission, as well as other cautionary statements that are made from time-to-time in Knoll’s public communications. Many of these factors are outside of Knoll’s control. This presentation also includes certain non-GAAP financial measures. A “non-GAAP financial measure” is a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with U.S. generally accepted accounting principles (“GAAP”). We present Non-GAAP measures because we consider them to be important supplemental measures of our performance and believe them to be useful to display ongoing results from operations distinct from items that are infrequent or not indicative of our operating performance. We have provided reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measure in the presentation below. These non-GAAP measures are not indicators of our financial performance under GAAP and should not be considered as an alternative to the applicable GAAP measure. These non-GAAP measures have limitations as analytical tools, and you should not consider them in isolation or as a substitute for analysis of our results as reported under GAAP. Our presentation of these non-GAAP measures should not be construed as an inference that our future results will be unaffected by unusual or infrequent items.

3 © 2016 Knoll Inc. Knoll is a constellation of design-driven brands and people, working together with our clients to create inspired modern interiors. Knoll is: Knoll Office KnollStudio KnollTextiles KnollExtra Spinneybeck | FilzFelt Edelman Leather HOLLY HUNT

4 © 2016 Knoll Inc. For over 75 years, Knoll has stood for modern design. 60s 60s 90s 90s 60s 00s 00s 10s 10s 10s Design, leadership, quality and innovation in both the contract and residential markets

5 © 2016 Knoll Inc. Knoll businesses are a continuum of adjacencies, rooted in high design and sold “to the trade”. Luxury Performance Mass Commercial Residential Knoll Office KnollStudio Spinneybeck KnollTextiles KnollExtra Edelman FilzFelt KnollLuxe HOLLY HUNT Global Luxury Furnishings & Coverings High End $3.7bn, Relevant Market $37.6bn 2013 Knoll Estimate North American Workplace BIFMA 2015 $10.2bn US Production, Most Recent Full Year Source: BIFMA •Changing Work Style •Global Requirements •Cyclical Rebound •Competitive Intensity •Favorable Demographics •High Margin Opportunities •Fragmented Competitors

6 © 2016 Knoll Inc. Maximize office segment profitability and growth Target underpenetrated and emerging categories and markets for growth Expand reach into consumer and decorator channels around the world Build a responsive and efficient customer centric service and technology culture and infrastructure across our businesses Four strategic imperatives drive our growth.

7 © 2016 Knoll Inc. $55 $86 $114 $134 6.4% 8.2% 10.3% 11.4% 2013 2014 2015 TTM 16 $280 $372 $413 $450 32.5% 35.4% 37.4% 38.2% 2013 2014 2015 TTM 16 $0.68 $1.09 $1.52 $1.67 2013 2014 2015 TTM 16 $862 $1,050 $1,104 $1,177 2013 2014 2015 TTM 16 Our strategy has generated significant growth in sales, margins and profits. Adjusted Gross Profit ($ Millions) and % Adjusted Operating Profit ($ Millions) and % Adjusted Earnings Per Share - Diluted Sales Growth YoY – ($ Millions) +37% +61% +142% +146% a/ a/ a/ a/ a/ Represents the trailing twelve months as of September 30, 2016. Note: Adjusted Gross Profit, Adjusted Operating Profit, and Adjusted EPS are non-GAAP financial measures. For a reconciliation of Adjusted Gross Profit, Adjusted Operating Profit, and Adjusted EPS to GAAP Gross Profit, Operating Profit, and EPS, see pages 19 - 20.

8 © 2016 Knoll Inc. 2.23 2.41 1.67 1.25 2013 2014 2015 TTM 16 $80 $114 $ 43 $165 2013 2014 2015 TTM 16 Strong increases in Adjusted EBITDA and concurrent decreases in leverage. Bank Net Leverage Ratio Adjusted EBITDA ($ Millions) +106% +44% a/ a/ Note: Bank Net Leverage Ratio is calculated by dividing (i) outstanding debt plus letters of credit and guarantee obligations, minus excess cash over $15.0 million by (ii) EBITDA (as defined in our revolving credit facility) for the LTM. For details of the adjusted EBITDA and the net leverag e ratio calculation, see page 20. a/ Represents the trailing twelve months as of September 30, 2016.

9 © 2016 Knoll Inc. $29 $34 $32 $34 $35 11.1% 11.1% 11.2% 11.4% 12.1% Q3/15 Q4/15 Q1/16 Q2/16 Q3/16 $264 $306 $285 $295 $292 Q3/15 Q4/15 Q1/16 Q2/16 Q3/16 $0.37 $0.43 $0.36 $0.44 $0.44 Q3/15 Q4/15 Q1/16 Q2/16 Q3/16 $101 $115 $108 $114 $113 38.4% 37.7% 37.9% 38.7% 38.6% Q3/15 Q4/15 Q1/16 Q2/16 Q3/16 We had a strong third quarter as sales, operating profits, margins and EPS continued to grow. Adjusted Gross Profit ($ Millions) and % Adjusted Operating Profit ($ Millions) and % Adjusted Earnings Per Share - Diluted Sales Growth YoY – ($ Millions) +12% +11% +23% +19% Note: Adjusted Gross Profit, Adjusted Operating Profit, and Adjusted EPS are non-GAAP financial measures. For a reconciliation of Adjusted Gross Profit, Adjusted Operating Profit, and Adjusted EPS to GAAP Gross Profit, Operating Profit, and EPS, see pages 21 - 22.

10 © 2016 Knoll Inc. In Q3 2016, Office operating margins grew significantly. Net Sales (millions) Operating Profit (millions) + System Product Sales + Complementary Product Sales + Europe + Studio North America - Holly Hunt + Spinneybeck - Edelman - Textiles + Volume + Operating Efficiencies - Net Price + Volume + Foreign exchange - Net price + Net Price + Operating Efficiencies - Volume +15.5% +6.5% (4.8)% +62.1% OP 9.7% OP 14.7% OP 20.7% +280 bps (40) bps (180) bps +3.2% (12.3)% $161 $75 $28 $186 $80 $27 Q3 15 Q3 16 Office Q3 15 Q3 16 Studio Q3 15 Q3 16 Coverings $11 $11 $6 $18 $12 $6 Q3 15 3 16 Office Q3 15 6 Studio Q3 15 Q3 16 Coverings

11 © 2016 Knoll Inc. Still approximately 36% of our sales and 49% of our profits come from outside an improving Office segment. Net Sales Operating Profit Q3/15 Q3/16 Q3/15 Q3/16 39% 40% 22% 61% 28 11% 64% 27% 9% 51% 33% 16% 27%Office Studio Coverings

12 © 2016 Knoll Inc. Industry drivers are mixed. 0 50 100 150 200 250 300 350 2013 2014 2015 2016 0 10 20 30 40 50 60 2010 2011 2012 2013 2014 2015 2016F Mi llion s 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% (20.0)% (15.0)% (10.0)% (5.0)% 0.0% 5.0% 10.0% 2011 201 2013 2014 2015 2016* Source: Chief Executive Magazine, NFIB, Raymond James Research Source: BLS Steady jobs growth Change in Private Sector Payrolls CEO confidence remains suppressed CEO Confidence Architectural billings declined ABI Billing Index Source: American Institute of Architects 40 45 50 55 60 09 2010 2011 2012 2013 2014 2015 2016 Leasing activity down Y/Y change in leasing activity Net Absorption positive Annual Net Absorption (sf) Vacancies continue to decline Office Vacancy Rates Source: JLL Research Source: JLL Research/Knoll Analysis Source: JLL Research * Compares Q3 2016 vs. Q3 2015

13 © 2016 Knoll Inc. Translating strategy into action: Maximize Knoll Office segment profitability. Sales Force Productivity ONEKnoll ERP Implementation Supply Chain Transformation & Modernization + Global account focus + Strategic sales coverage + Visualization tools and technology + Front to back end integrated IT platform + Integrated data management + Centralized planning & scheduling + Dealer/client self service + Strategic sourcing + Wood processing optimization + Metal and panel optimization + Transitioning to a Lean manufacturing environment + Improved productivity and customer experience + Material cost savings + Reduced labor costs + Footprint efficiency

14 © 2016 Knoll Inc. The acquisition of Holly Hunt has accelerated our multi-channel residential strategy and is highly accretive. Strategic Alignment + Scale › A major platform for the residential “to-the-trade” market › Significant size › Margin enhancing Culturally Parallel, with Minimal Risk › A close fit with Knoll › Diversified sales base › Knoll specialty expertise Potential for Growth › Scalable distribution model › Potential for industry consolidation › Significant market penetration opportunities HOLLY HUNT, Chicago HOLLY HUNT, Miami

15 © 2016 Knoll Inc. $18.9 $20.0 $5 $15 $25 $35 1.99 1.25 0.0 1.0 2.0 3.0 $258 $195 $- $50 $100 $150 $200 $250 $300 $350 30% 11% 3%9% 42% 5% Technology Showrooms Europe Product Development Site Capacity All other We have the financial resources to deliver on these strategic initiatives. + We have a $478M credit facility that runs into May 2019 + Bank Net Leverage Ratio Q3 16 at 1.25:1 + Positive free cash flow (1) Excludes outstanding letters of credit and guarantee obligations. (2) Bank Net Lev erage Ratio is calculated by div iding (i) outstanding debt minus excess cash ov er $15.0 million by (ii) EBITDA (as def ined in our credit f acility ) f or the LTM, see page 22. (3) Free Cash Flow is def ined as net income, plus depreciation and amortization and non-cash stock compensation, less capital expenditures. For details of f ree cash f low calculation, see page 22. Capital Expenditures Bank Debt ($ in millions)(1) Bank Net Leverage Ratio(2) Bank Free Cash Flow ($ in millions)(3) We estimate 2016 capital expenditures will be approximately $40 million dollar as we continue to invest in our previously announced strategic initiatives. 2015 capital expenditures totaled $31.9 million.

16 © 2016 Knoll Inc. $4.7 $5.6 $9.0 $8.7 $20.5 $22.5 $22.7 $24.4 2012 2013 2014 2015 Cash returned to Shareholders 2012–2015 accelerated with a 25% increase in dividends in Q4 2015. ($ m il li o n s ) Dividends Shares Repurchases $25.2 $28.2 $31.7 $33.1

17 © 2016 Knoll Inc. For more information visit www.knoll.com

18 © 2016 Knoll Inc. Thank You

19 © 2016 Knoll Inc. 2013 2014 2015 TTM 2016 Operating Profit ($mm) 41.4$ 76.8$ 101.0$ 122.3$ Add back (deduct): Intangible asset impairment charge 8.9 - 10.7 10.7 Pension settlement and OPEB curtailment - 6.5 - - Restructuring charges 5.1 1.5 0.9 0.5 Seating product discontinuation - - 0.9 0.9 Acquisition expenses - 0.7 - - Remeasurement of FilzFelt Earn-out liability - 0.5 - - Adjusted Operating Profit 55.4$ 86.0$ 113.5$ 134.4$ Net Sales ($mm) 862.3$ 1,050.3$ 1,104.4$ 1,177.1$ Adjusted Operating Profit % 6.4% 8.2% 10.3% 11.4% Years Ended December 31, 2013 2014 2015 TTM 2016 Knoll Inc. Gross Profit 280.3$ 371.7$ 412.1$ 449.9$ Add back: Seating product discontinuati charge - - 0.9 - Adjusted Gross Profit 280.3$ 371.7$ 413.0$ 449.9$ Net Sales 862.3$ 1,050.3$ 1,104.4$ 1,177.1$ Adjusted Gro s Profit % 32.5% 35.4% 37.4% 38.2% ($ in millions) Years Ended December 31, Reconciliation of Non-GAAP Results a/ a/ a/ Represents the trailing tw elve months as of September 30, 2016.

20 © 2016 Knoll Inc. 12/31/13 12/31/14 12/31/15 TTM 2016 Debt Levels (1) 178.8$ 275.5$ 238.7$ 206.7$ LTM Net Earnings ($mm) 23.2$ 46.6$ 66.0$ 74.1$ LTM Adjustments Interest 5.3 6.7 6.1 5.0 Taxes 15.7 29.2 37.5 39.6 Depreciation and Amortization 16.3 20.0 21.3 22.5 Non-cash Items and Other (2) 19.7 11.9 12.5 23.8 LTM Adjusted EBITDA 80.2$ 114.4$ 143.4$ 165.0$ Bank Leverage Calculation (3) 2.23 2.41 1.67 1.25 (1) - Outstanding debt levels include outstanding letters of credit and guarantee obligations. Excess cash over $15.0 million reduces outstanding debt per the terms of our credit facility, a copy of which was filed with the Securities and Exchange Commission on May 21, 2014. (2) - Non-cash and Other items include, but are not limited to, an intangible asset impairment charge, a pension settlement and other postretirement benefit curtailment, stock-based compensation expenses, unrealized gains and losses on foreign exchange, and restructuring charges. (3) - Debt divided by LTM Adjusted EBITDA, as calculated in accordance with our credit facility. 2013 2014 2015 TTM 2016 Earnings per Share - Diluted 0.49$ 0.97$ 1.36$ 1.52$ Add back (deduct): Intangible asset impairment charge 0.12 - 0.13 0.13 Pension settlement and OPEB curtailment - 0.08 - - Restructuring charges 0.07 0.02 0.01 0.01 Seating product discontinuation charge - - 0.01 0.01 Acquisition expenses - 0.01 - - Adjusted Earnings per Share - Diluted 0.68$ 1.09$ 1.52$ 1.67$ a/ Results do not sum due to rounding Years Ended December 31, a/ a/ Reconciliation of Non-GAAP Results b/ Represents the trailing tw elve months as of September 30, 2016. b/ b/

21 © 2016 Knoll Inc. Q3 15 Q4 15 Q1 16 Q2 16 Q3 16 Gross Profit ($mm) 101.2$ 114.4$ 107.7$ 114.1$ 112.8$ Add back (deduct): Seating product discontinuation charge - 0.9 - - - Adjusted Gross Profit 101.2$ 115.3$ 107.7$ 114.1$ 112.8$ Net Sales ($mm) 263.6$ 305.7$ 284.6$ 294.7$ 292.1$ Adjusted Gross Profit % 38.4% 37.7% 37.9% 38.7% 38.6% Q3 15 Q4 15 Q1 16 Q2 16 Q3 16 Operating Profit ($mm) 28.7$ 21.8$ 31.8$ 33.5$ 35.2$ dd back (deduct): Intangible asset impairment charge - 10.7 - - - Seating product discontinuation charge - 0.9 - - - Restructuring charges 0.4 0.5 - - - Adjusted Operating Profit 29.1$ 33.9$ 31.8$ 33.5$ 35.2$ Net Sales ($mm) 263.6$ 305.7$ 284.6$ 294.7$ 292.1$ Adjusted Operating Profit % 11.1% 11.1% 11.2% 11.4% 12.1% Reconciliation of Non-GAAP Results

22 © 2016 Knoll Inc. Q3 15 Q4 15 Q1 16 Q2 16 Q3 16 Earnings per Share - Diluted 0.37$ 0.28$ 0.36$ 0.44$ 0.44$ Add back (deduct): Intangible asset impairment charge - 0.13 - - - Seating product discontinuation charge - 0.01 - - - Restructuring - 0.01 - - - Adj. Earnings per Share - Diluted 0.37$ 0.43$ 0.36$ 0.44$ 0.44$ Reconciliation of Earnings per Share to Adjusted Earnings per Share Q3 2015 Q3 2016 Net earnings 17,861$ 21,618$ Add: Depreciation 5,201 4,719 Amortization 976 989 Stock compensation 2,076 2,655 Less: Capital expenditures (7,167) (10,412) Free Cash Flow 18,947$ 19,569$ (in thousands) Bank Fr e Cash Flow Q3 2015 Q3 2016 Debt Levels (1) 274.2$ 206.7$ LTM Net Earnings ($mm) 64.8$ 74.1$ LTM Adjustments Interest 6.6 5.0 Taxes 39.1 39.6 Depreciation and mortization 21.2 22.5 Non-cash Items and Other (2) 6.0 23.8 LTM Adjusted EBITDA 137.7$ 165.0$ Bank Leverage Calculation (3) 1.99 1.25 Bank Leverage Calculation Reconciliation of Non-GAAP Results (1) - Outstanding debt levels include outstanding letters of credit and guarantee obligations. Excess cash over $15.0 million reduces outstanding debt per the terms of our credit facility, a copy of which was filed with the Securities and Exchange Commission on May 21, 2014. (2) - Non-cash and Other items include, but are not limited to, an intangible asset impairment charge, a pension settlement and other postretirement benefit curtailment, stock-based compensation expenses, unrealized gains and losses on foreign exchange, and restructuring charges. (3) - Debt divided by LTM Adjusted EBITDA, as calculated in accordance with our credit facility.

23 © 2016 Knoll Inc.